EXHIBIT 20.1

                          Subsidiary Guarantees of Debt

The Company's Senior Notes, Senior Subordinated Notes and Senior Credit Facility agreements are guaranteed on a full, unconditional and joint and several basis by certain of the Company's wholly owned domestic subsidiaries. The following is condensed, consolidating financial information for the Company, segregating the guarantor subsidiaries and non-guarantor subsidiaries, as of October 1, 2000, and December 31, 1999, and for the nine-month periods ended October 1, 2000, and October 3, 1999 (in millions of dollars). The presentation of certain prior-year amounts has been changed in order to conform to the current-year presentation. Separate financial statements for the guarantor subsidiaries and the non-guarantor subsidiaries are not presented because management has determined that such financial statements would not be material to investors.


                                                                         CONSOLIDATED BALANCE SHEET
                                          ----------------------------------------------------------------------------------------
                                                                                October 1, 2000
                                          ----------------------------------------------------------------------------------------
                                                Ball            Guarantor       Non-Guarantor      Eliminating      Consolidated
                                            Corporation       Subsidiaries      Subsidiaries       Adjustments         Total
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 ASSETS
 Current assets
   Cash and temporary investments           $      5.4        $      0.4        $      21.6       $       -         $     27.4
   Accounts receivable, net                        0.4             314.1               79.4               -              393.9
   Inventories, net                                -               411.9              116.3               -              528.2
   Deferred income tax benefits and
     prepaid expenses                            167.1             122.5               10.5            (218.0)            82.1
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Total current assets                        172.9             848.9              227.8            (218.0)         1,031.6
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Property, plant and equipment, at cost           25.7           1,549.3              345.4               -            1,920.4
 Accumulated depreciation                        (14.7)           (767.8)            (114.0)              -             (896.5)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
                                                  11.0             781.5              231.4               -            1,023.9
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Investments in subsidiaries                   1,447.0             339.8                9.8          (1,796.6)             -
 Investments in affiliates                         7.7               1.9               56.5               -               66.1
 Goodwill, net                                     -               342.7              107.3               -              450.0
 Other assets                                     80.8              37.0               23.4               -              141.2
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Total Assets                           $  1,719.4        $  2,351.8        $     656.2       $  (2,014.6)      $  2,712.8
                                          ================  ================  ================  ================  ================

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities
   Short-term debt and current portion
     of long-term debt                      $     58.5        $      -          $      89.3       $       -         $    147.8
   Accounts payable                               15.5             254.2               77.0               -              346.7
   Salaries and wages                              6.1              89.0                7.5               -              102.6
   Other current liabilities                      19.4             245.0               40.1            (218.0)            86.5
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Total current liabilities                    99.5             588.2              213.9            (218.0)           683.6

   Long-term debt                              1,054.4              10.1                -                 -            1,064.5
   Intercompany borrowings                      (222.9)            164.1               58.8               -                -
   Employee benefit obligations,
     deferred income taxes and other             102.7             106.4               55.8               -              264.9
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Total liabilities                         1,033.7             868.8              328.5            (218.0)         2,013.0
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Contingencies
 Minority interests                                -                 -                 14.1               -               14.1
                                          ----------------  ----------------  ----------------  ----------------  ----------------

 Shareholders' Equity:
   Series B ESOP Convertible Preferred
     Stock                                        53.4               -                  -                 -               53.4
   Convertible preferred stock                     -                 -                179.6            (179.6)             -
   Unearned compensation - ESOP                  (15.7)              -                  -                 -              (15.7)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Preferred shareholders' equity               37.7               -                179.6            (179.6)            37.7
                                          ----------------  ----------------  ----------------  ----------------  ----------------

   Common stock                                  439.1           1,155.9              237.5          (1,393.4)           439.1
   Retained earnings (deficit)                   508.1             329.2              (79.1)           (250.1)           508.1
   Accumulated other comprehensive loss          (29.5)             (2.1)             (24.4)             26.5            (29.5)
   Treasury stock, at cost                      (269.7)              -                  -                 -             (269.7)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Common shareholders' equity                 648.0           1,483.0              134.0          (1,617.0)           648.0
                                          ----------------  ----------------  ----------------  ----------------  ----------------
       Total shareholders' equity                685.7           1,483.0              313.6          (1,796.6)           685.7
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Total Liabilities and Shareholders'
       Equity                               $  1,719.4        $  2,351.8        $     656.2       $  (2,014.6)      $  2,712.8
                                          ================  ================  ================  ================  ================


                                                                        CONSOLIDATED BALANCE SHEET
                                          ----------------------------------------------------------------------------------------
                                                                             December 31, 1999
                                          ----------------------------------------------------------------------------------------
                                                Ball            Guarantor       Non-Guarantor      Eliminating      Consolidated
                                            Corporation       Subsidiaries      Subsidiaries       Adjustments         Total
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 ASSETS
 Current assets
   Cash and temporary investments           $     13.6        $      0.2        $      22.0       $       -         $     35.8
   Accounts receivable, net                        4.1             151.7               64.4               -              220.2
   Inventories, net                                -               452.1              113.8               -              565.9
   Deferred income tax benefits and
     prepaid expenses                            129.2              94.8               13.0            (163.1)            73.9
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Total current assets                        146.9             698.8              213.2            (163.1)           895.8
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Property, plant and equipment, at cost           25.4           1,525.5              383.7               -            1,934.6
 Accumulated depreciation                        (13.5)           (697.5)            (102.4)              -             (813.4)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
                                                  11.9             828.0              281.3               -            1,121.2
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Investments in subsidiaries                   1,412.4             337.7               10.3          (1,760.4)             -
 Investments in affiliates                         9.0               2.3               70.0               -               81.3
 Goodwill, net                                     -               365.2              117.7               -              482.9
 Other assets                                     88.9              37.5               24.5               -              150.9
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Total Assets                           $  1,669.1        $  2,269.5        $     717.0       $  (1,923.5)      $  2,732.1
                                          ================  ================  ================  ================  ================

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities
   Short-term debt and current portion
     of long-term debt                      $     46.8        $      -          $      57.2       $       -         $    104.0
   Accounts payable                                4.5             285.3               55.7               -              345.5
   Salaries and wages                              7.3              99.1                8.3               -              114.7
   Other current liabilities                      35.0             193.3               40.7            (163.1)           105.9
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Total current liabilities                    93.6             577.7              161.9            (163.1)           670.1

   Long-term debt                              1,068.7              24.0                -                 -            1,092.7
   Intercompany borrowings                      (302.6)            199.1              103.5               -                -
   Employee benefit obligations,
     deferred income taxes and other             118.5              83.1               57.1               -              258.7
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Total liabilities                           978.2             883.9              322.5            (163.1)         2,021.5
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Contingencies
 Minority interests                                -                 -                 19.7               -               19.7
                                          ----------------  ----------------  ----------------  ----------------  ----------------

 Shareholders' Equity:
   Series B ESOP Convertible Preferred
     Stock                                        56.2               -                  -                 -               56.2
   Convertible preferred stock                     -                 -                179.6            (179.6)             -
   Unearned compensation - ESOP                  (20.5)              -                  -                 -              (20.5)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Preferred shareholders' equity               35.7               -                179.6            (179.6)            35.7
                                          ----------------  ----------------  ----------------  ----------------  ----------------

   Common stock                                  413.0           1,155.7              240.9          (1,396.6)           413.0
   Retained earnings (deficit)                   481.2             231.2              (23.7)           (207.5)           481.2
   Accumulated other comprehensive loss          (26.7)             (1.3)             (22.0)             23.3            (26.7)
   Treasury stock, at cost                      (212.3)              -                  -                 -             (212.3)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Common shareholders' equity                 655.2           1,385.6              195.2          (1,580.8)           655.2
                                          ----------------  ----------------  ----------------  ----------------  ----------------
       Total shareholders' equity                690.9           1,385.6              374.8          (1,760.4)           690.9
                                          ----------------  ----------------  ----------------  ----------------  ----------------
     Total Liabilities and Shareholders'
       Equity                               $  1,669.1        $  2,269.5        $     717.0       $  (1,923.5)      $  2,732.1
                                          ================  ================  ================  ================  ================



                                                                        CONSOLIDATED STATEMENT OF EARNINGS
                                          ----------------------------------------------------------------------------------------
                                                                     For the Nine Months Ended October 1, 2000
                                          ----------------------------------------------------------------------------------------
                                                Ball            Guarantor       Non-Guarantor      Eliminating      Consolidated
                                            Corporation       Subsidiaries      Subsidiaries       Adjustments         Total
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Net sales                                  $      -          $  2,581.8        $     354.5       $    (196.2)      $  2,740.1
 Costs and expenses
   Cost of sales (excluding
     depreciation and amortization)                -             2,176.5              296.4            (196.2)         2,276.7
   Depreciation and amortization                   1.6              95.1               21.9               -              118.6
   Business consolidation costs and other          2.3              15.1               59.0               -               76.4
   Selling and administrative expenses             7.3              74.6               21.4               -              103.3
   Receivable securitization fees and
     product development                           0.1              10.7                0.1               -               10.9
   Interest expense                               59.6               8.1                3.9               -               71.6
   Equity in net results of subsidiaries         (49.4)              -                  -                49.4              -
   Corporate allocations                         (42.4)             42.4                -                 -                -
                                          ----------------  ----------------  ----------------  ----------------  ----------------
                                                 (20.9)          2,422.5              402.7            (146.8)         2,657.5
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Earnings (loss) before taxes                     20.9             159.3              (48.2)            (49.4)            82.6
 Provision for taxes                              28.5             (61.0)               0.8               -              (31.7)
 Minority interests                                -                 -                  2.1               -                2.1
 Equity in net results of affiliates              (0.3)             (0.3)              (3.3)              -               (3.9)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Net earnings (loss)                              49.1              98.0              (48.6)            (49.4)            49.1
 Preferred dividends, net of tax                  (1.9)              -                  -                 -               (1.9)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Earnings (loss) attributable to common
   shareholders                             $     47.2        $     98.0        $     (48.6)      $     (49.4)      $     47.2
                                          ================  ================  ================  ================  ================


                                                                        CONSOLIDATED STATEMENT OF EARNINGS
                                          ----------------------------------------------------------------------------------------
                                                                     For the Nine Months Ended October 3, 1999
                                          ----------------------------------------------------------------------------------------
                                                Ball            Guarantor       Non-Guarantor      Eliminating      Consolidated
                                            Corporation       Subsidiaries      Subsidiaries       Adjustments         Total
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Net sales                                  $      -          $  2,630.6        $     359.6       $    (199.3)      $  2,790.9
 Costs and expenses
   Cost of sales (excluding
     depreciation and amortization)                -             2,237.6              296.0            (199.3)         2,334.3
   Depreciation and amortization                   2.4              97.3               22.3               -              122.0
   Selling and administrative expenses            13.8              70.4               20.2               -              104.4
   Receivable securitization fees and
     product development                           -                 9.9                0.1               -               10.0
   Interest expense                               43.1              31.5                7.4               -               82.0
   Equity in net results of subsidiaries         (95.8)              -                  -                95.8              -
   Corporate allocations                         (41.5)             41.5                -                 -                -
                                          ----------------  ----------------  ----------------  ----------------  ----------------
                                                 (78.0)          2,488.2              346.0            (103.5)         2,652.7
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Earnings (loss) before taxes                     78.0             142.4               13.6             (95.8)           138.2
 Provision for taxes                               6.5             (52.6)              (6.3)              -              (52.4)
 Minority interests                                -                 -                 (1.3)              -               (1.3)
 Equity in net results of affiliates               0.2               -                  -                 -                0.2
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Net earnings (loss)                              84.7              89.8                6.0             (95.8)            84.7
 Preferred dividends, net of tax                  (2.0)              -                  -                 -               (2.0)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Earnings (loss) attributable to common
   shareholders                             $     82.7        $     89.8        $       6.0       $     (95.8)      $     82.7
                                          ================  ================  ================  ================  ================



                                                                     CONSOLIDATED STATEMENT OF CASH FLOWS
                                          ----------------------------------------------------------------------------------------
                                                                     For the Nine Months Ended October 1, 2000
                                          ----------------------------------------------------------------------------------------
                                                Ball            Guarantor       Non-Guarantor      Eliminating      Consolidated
                                            Corporation       Subsidiaries      Subsidiaries       Adjustments         Total
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Cash Flows from Operating Activities
   Net earnings (loss)                      $     49.1        $     98.0        $     (48.6)      $     (49.4)      $     49.1
   Noncash charges to net earnings:
     Depreciation and amortization                 1.6              95.1               21.9               -              118.6
     Business consolidation costs                  2.3              22.1               56.9               -               81.3
     Deferred income taxes                       (23.3)             24.6               (5.6)              -               (4.3)
     Equity in net results of
       subsidiaries                              (49.4)              -                  -                49.4               -
     Other, net                                    6.6             (22.2)               1.0               -              (14.6)
     Changes in working capital
       components                                (29.9)           (141.4)              (9.9)              -             (181.2)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
       Net cash provided by (used in)
         operating activities                    (43.0)             76.2               15.7               -               48.9
                                          ----------------  ----------------  ----------------  ----------------  ----------------

 Cash Flows from Investing Activities
   Additions to property, plant and
     equipment                                    (0.7)            (59.9)              (9.2)              -              (69.8)
   Investments in and advances to
     affiliates, net                              79.4             (36.6)             (42.8)              -                -
   Incentive loan receipts and other, net          3.6              34.4                3.9               -               41.9
                                          ----------------  ----------------  ----------------  ----------------  ----------------
       Net cash provided by (used in)
         investing activities                     82.3             (62.1)             (48.1)              -              (27.9)
                                          ----------------  ----------------  ----------------  ----------------  ----------------

 Cash Flows from Financing Activities
   Long-term borrowings                           30.0               -                  -                 -               30.0
   Repayments of long-term borrowings            (27.8)            (13.9)               -                 -              (41.7)
   Change in short-term borrowings                 -                 -                 33.1               -               33.1
   Common and preferred dividends                (15.4)              -                  -                 -              (15.4)
   Proceeds from issuance of common
     stock under various employee and
     shareholder plans                            25.9               -                  -                 -               25.9
   Acquisitions of treasury stock                (57.4)              -                  -                 -              (57.4)
   Other, net                                     (2.8)              -                 (1.1)              -               (3.9)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
       Net cash provided by (used in)
         financing activities                    (47.5)            (13.9)              32.0               -              (29.4)
                                          ----------------  ----------------  ----------------  ----------------  ----------------

 Net Change in Cash and Temporary
   Investments                                    (8.2)              0.2               (0.4)              -               (8.4)
 Cash and Temporary Investments -
   Beginning of Period                            13.6               0.2               22.0               -               35.8
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Cash and Temporary Investments -
   End of Period                            $      5.4        $      0.4        $      21.6       $       -         $     27.4
                                          ================  ================  ================  ================  ================



                                                                     CONSOLIDATED STATEMENT OF CASH FLOWS
                                          ----------------------------------------------------------------------------------------
                                                                     For the Nine Months Ended October 3, 1999
                                          ----------------------------------------------------------------------------------------
                                                Ball            Guarantor       Non-Guarantor      Eliminating      Consolidated
                                            Corporation       Subsidiaries      Subsidiaries       Adjustments         Total
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Cash Flows from Operating Activities
   Net earnings (loss)                       $    84.7        $     89.8        $       6.0       $     (95.8)      $     84.7
   Noncash charges to net earnings:
     Depreciation and amortization                 2.4              97.2               22.4               -              122.0
     Deferred income taxes                         1.7              26.6                2.6                               30.9
     Equity in net results of
       subsidiaries                              (95.8)              -                  -                95.8              -
     Other, net                                   19.2             (10.9)               0.3               -                8.6
     Changes in working capital
       components                                (15.2)           (137.0)              21.7               -             (130.5)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
        Net cash provided by (used in)
          operating activities                    (3.0)             65.7               53.0               -              115.7
                                          ----------------  ----------------  ----------------  ----------------  ----------------

 Cash Flows from Investing Activities
   Additions to property, plant and
     equipment                                    (0.5)            (54.1)             (14.5)              -              (69.1)
   Investments in and advances to
     affiliates, net                              (2.9)             (9.4)              12.3               -                -
   Other, net                                      2.7              (1.7)               2.7               -                3.7
                                          ----------------  ----------------  ----------------  ----------------  ----------------
       Net cash provided by (used in)
         investing activities                     (0.7)            (65.2)               0.5               -              (65.4)
                                          ----------------  ----------------  ----------------  ----------------  ----------------

 Cash Flows from Financing Activities
   Long-term borrowings                           50.0               -                  -                 -               50.0
   Repayments of long-term borrowings            (16.5)             (0.1)             (37.8)                             (54.4)
   Change in short-term borrowings                 1.5               -                (15.1)              -              (13.6)
   Common and preferred dividends                (15.9)              -                  -                 -              (15.9)
   Net proceeds from issuance of common
     stock under various employee and
     shareholder plans                            30.8               -                  -                 -               30.8
   Acquisitions of treasury stock                (48.1)              -                  -                 -              (48.1)
   Other, net                                     (2.1)             (0.5)               0.1               -               (2.5)
                                          ----------------  ----------------  ----------------  ----------------  ----------------
       Net cash used in financing
         activities                               (0.3)             (0.6)             (52.8)              -              (53.7)
                                          ----------------  ----------------  ----------------  ----------------  ----------------

 Net Change in Cash and Temporary
   Investments                                    (4.0)             (0.1)               0.7               -               (3.4)
 Cash and Temporary Investments -
   Beginning of Period                            11.6               0.5               21.9               -               34.0
                                          ----------------  ----------------  ----------------  ----------------  ----------------
 Cash and Temporary Investments -
   End of Period                            $      7.6        $      0.4        $      22.6       $       -         $     30.6
                                          ================  ================  ================  ================  ================